Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

10. Commitments and Contingencies

a.    Leases

Most of our leased facilities are leased under various operating leases that typically have initial lease terms of five to ten years. A majority of these leases have renewal options with one or more five year options to extend and may have fixed or Consumer Price Index escalation clauses. We also lease equipment under operating leases (primarily computers) which have an average lease life of three years. Vehicles and office equipment are also leased and have remaining lease lives ranging from one to seven years. Due to the declining economic environment in 2008, the current fair market values of vans, trucks and mobile shredding units within our vehicle fleet portfolio, which we lease, declined. As a result, certain vehicle leases that previously met the requirements to be considered operating leases were classified as capital leases upon renewal. The 2008 impact of this change on our consolidated balance sheet as of December 31, 2008 was to increase property, plant and equipment and debt by $58,517 and this had no impact on 2008 operating results. Operating results for 2009 and 2010 accordingly have lower vehicle rent expense (a component of transportation costs within cost of sales), offset by an increased amount of combined depreciation and interest expense. Total rent expense (including common area maintenance charges) under all of our operating leases was $273,628 (including $20,828 associated with vehicle leases which became capital leases in 2008), $244,220 and $241,549 for the years ended December 31, 2008, 2009 and 2010, respectively. Included in total rent expense was sublease income of $5,271, $4,126 and $2,721 for the years ended December 31, 2008, 2009 and 2010, respectively.

Estimated minimum future lease payments (excluding common area maintenance charges) include payments for certain renewal periods at our option because failure to renew results in an economic disincentive due to significant capital expenditure costs (e.g., racking), thereby making it reasonably assured that we will renew the lease. Such payments in effect at December 31, are as follows:

	Operating Lease	Sublease	Capital
	Payment(1)	Income(2)	Leases
2011	$226,320	$2,649	$45,686
2012	215,812	2,042	50,927
2013	207,556	1,726	32,151
2014	196,141	1,468	24,281
2015	187,767	1,376	15,694
Thereafter	1,894,831	1,899	144,685

Total minimum lease payments	$2,928,427	$11,160	313,424
Less amounts representing interest			(111,567)
Present value of capital lease obligations			$201,857

(1)         Includes $5,545, $4,976, $5,024, $5,063, $5,101 and $30,378 in 2011, 2012, 2013, 2014, 2015 and thereafter, respectively, related to our New Zealand Business, Digital Business and Domain Name Product Line (a total of $56,087).

(2)         Includes $211, $218, $38, $0, $0 and $0 in 2011, 2012, 2013, 2014, 2015 and thereafter, respectively, related to our New Zealand Business, Digital Business and Domain Name Product Line (a total of $467).

In addition, we have certain contractual obligations related to purchase commitments which require minimum payments of $27,873, $3,013, $1,691, $1,098, $750 and $497 in 2011, 2012, 2013, 2014, 2015 and thereafter, respectively.

b.  Self-Insured Liabilities

We are self-insured up to certain limits for costs associated with workers’ compensation claims, vehicle accidents, property and general business liabilities, and benefits paid under employee healthcare and short-term disability programs. At December 31, 2009 and 2010 there were $41,106 and $43,901, respectively, of self-insurance accruals reflected in our consolidated balance sheets. The measurement of these costs requires the consideration of historical cost experience and judgments about the present and expected levels of cost per claim. We account for these costs primarily through actuarial methods, which develop estimates of the undiscounted liability for claims incurred, including those claims incurred but not reported. These methods provide estimates of future ultimate claim costs based on claims incurred as of the balance sheet date.

c.  Litigation

We are involved in litigation from time to time in the ordinary course of business with a portion of the defense and/or settlement costs being covered by various commercial liability insurance policies purchased by us. In the opinion of management, no material legal proceedings are pending to which we, or any of our properties, are subject, except as discussed below. We record legal costs associated with loss contingencies as expenses in the period in which they are incurred.

d.  London Fire

In July 2006, we experienced a significant fire in a leased records and information management facility in London, England, that resulted in the complete destruction of the facility and its contents. The London Fire Brigade (“LFB”) issued a report in which it was concluded that the fire resulted either from human agency, i.e., arson, or an unidentified ignition device or source, and its report to the Home Office concluded that the fire resulted from a deliberate act. The LFB also concluded that the installed sprinkler system failed to control the fire due to the primary electric fire pump being disabled prior to the fire and the standby diesel fire pump being disabled in the early stages of the fire by third-party contractors. We have received notices of claims from customers or their subrogated insurance carriers under various theories of liability arising out of lost data and/or records as a result of the fire. Certain of those claims have resulted in litigation in courts in the United Kingdom. We deny any liability in respect of the London fire and we have referred these claims to our excess warehouse legal liability insurer, which has been defending them to date under a reservation of rights. Certain of the claims have been settled for nominal amounts, typically one to two British pounds sterling per carton, as specified in the contracts, which amounts have been or will be reimbursed to us from our primary property insurer. We believe we carry adequate property and liability insurance. We do not expect that legal proceedings related to this event will have a material impact to our consolidated results of operations or financial condition.

e.  Chile Earthquake

As a result of the February 27, 2010 earthquake in Chile, we experienced damage to certain of our 13 owned and leased records management facilities in that region. None of our facilities were destroyed by fire or significantly impacted by water damage. However, the structural integrity of five buildings was compromised, and some of the racking included in certain buildings was damaged or destroyed. Some customer materials were impacted by this event. Revenues from this country represent less than 1% of our consolidated enterprise revenues. We believe we carry adequate property and liability insurance and do not expect that this event will have a material impact on our consolidated results of operations or financial condition. We have received cumulative year-to-date payments from our insurance carriers of approximately $27,000. Such amount represents a portion of our business personal property, business interruption, and expense claims filed with our insurance carriers. We expect to utilize cash from our insurance settlements to fund capital expenditures and for general working capital needs. We have recorded gains on the disposal/writedown of property, plant and equipment, net in our statement of operations of approximately $10,200 for the year ended December 31, 2010. Proceeds from our business personal property claims are reflected in our statement of cash flows under proceeds from sales of property and equipment and other, net included in the investing activities section when received. We have reflected approximately $14,800 of the cash proceeds received to date as proceeds from sales of property and equipment, net in our statement of cash flows for the year ended December 31, 2010 as a result of the settlement of a portion of the property component of our claim.

f. New Zealand Earthquake

As a result of the September 2010 earthquake in New Zealand, we experienced damage to one of our leased records management facilities in that region. The facility was not destroyed by fire or significantly impacted by water damage. However, some of the racking included in the building was damaged or destroyed. Some customer materials were impacted by this event. Revenues from this country represent less than 1% of our consolidated enterprise revenues. We believe we carry adequate property and liability insurance and do not expect that this event will have a material impact on our consolidated results of operations or financial condition. We expect to utilize cash from our insurance settlements to fund capital expenditures and for general working capital needs. We expect to receive proceeds from our property claims that exceed the carrying value of the related assets. We, therefore, expect to recognize gains on the disposal/writedown of property, plant and equipment, net in our statement of operations in future periods when the cash received to date exceeds the carrying value of the related property, plant and equipment, net. Proceeds from our business personal property claims are reflected in our statement of cash flows under proceeds from sales of property, plant and equipment and other, net included in the investing activities section when received.

g.  Brazilian Litigation

In September 2010, Iron Mountain do Brasil Ltda., our Brazilian operating subsidiary (“IMB”), was sued in Curitiba, Brazil in the 11th Lower Labor Claim Court. The plaintiff in the six related lawsuits, Sindicato dos Trabalhadores em Empresas de Serviços Contábeis, Assessoramento, Perícias, Informações, Pesquisas, e em Empresas Prestadoras de Serviços do Estado do Paraná (Union of Workers in Business Services Accounting, Advice, Expertise, Information, Research and Services Companies in the State of Parana), a labor union in Brazil, purports to represent approximately 2,000 individuals who provided services for IMB. The complaint alleges that these individuals were incorrectly classified as non-employees by IMB and seeks unspecified monetary damages, including attorneys’ fees, unpaid wages, unpaid benefits and certain penalties. The parties participated in a preliminary hearing in December 2010 and an additional hearing is scheduled to take place in May 2011, in which oral arguments will be presented. We intend to defend this case vigorously. While we are unable to predict the final outcome of this matter at this time, we do not expect this lawsuit will have a material impact on our consolidated results of operations or financial condition.

h.  Patent Infringement Lawsuit

In August 2010, we were named as a defendant in a patent infringement suit filed in the US District Court for the Eastern District of Texas by Oasis Research, LLC. The plaintiff alleges that the backup technology of Connected Corporation (“Connected”) previously included in our Digital Business infringes certain U.S. patents owned by the plaintiff and seeks damages equal to 10% of the Connected revenue from 2005 through 2010, or approximately $26,000, and future royalties. In November 2010, we filed a motion to dismiss for misjoinder, or in the alternative, to sever and transfer claims to the US District Court for the District of Massachusetts. In December 2010, Oasis Research LLC filed a response opposing our motions. The court has not ruled on any outstanding motions. A scheduling conference has been set for April 18, 2011. Although we are unable to predict the final outcome of this matter at this time, we believe we have meritorious defenses and intend to defend this case vigorously. We do not expect this lawsuit will have a material impact on our consolidated results of operations or financial condition. As part of the sale of our Digital Business discussed at Note 14, Autonomy has assumed this obligation and the defense of this litigation and has agreed to indemnify us against any losses.